Exhibit 99.1

MarkWest Hydrocarbon, Inc.	Contact:	Frank Semple, President and CEO
1515 Arapahoe Street		Nancy K. Buese, CFO
Tower 2, Suite 700		Andy Schroeder, VP Finance & Treasurer
Denver, CO 80202	Phone:	(866) 858-0482
	Fax:	(303) 290-8769
	E-mail:	investorrelations@markwest.com
	Website:	www.markwest.com

MarkWest Hydrocarbon Reports 2006 Third Quarter Results

DENVER—November 7, 2006—MarkWest Hydrocarbon, Inc. (AMEX: MWP) (the “Company”) today reported net income of $10.0 million for the three months ended September 30, 2006, or $0.83 per diluted share, compared to a net loss of $5.7 million, or $0.48 per diluted share, for the third quarter of 2005.  The Company also reported net income of $10.7 million for the nine months ended September 30, 2006, or $0.89 per diluted share, compared to a net loss of $5.8 million, or $0.49 per diluted share, for the same period in 2005.

“We had another outstanding quarter as a result of MarkWest Energy Partners’ distribution growth and strong operating cash flow performance from our NGL marketing business,” said Frank Semple, President and Chief Executive Officer.  “The partnership has increased distributions per unit 18.3% through the first three quarters of 2006 and is well positioned for future growth.  Our NGL marketing business experienced record margins as a result of the strong frac spread environment and approximately 70% of our sales are now hedged through the second quarter of 2007.”

The Company declared a quarterly cash dividend of $0.28 per share of its common stock for an implied annual rate of $1.12 per share to be paid on November 21, 2006, to shareholders of record as of November 9, 2006.  This quarterly cash dividend represents an increase of $0.04 per share over the previous quarter’s dividend.

The Company reports its operations under two business segments, MarkWest Hydrocarbon Standalone (“Standalone”) and MarkWest Energy Partners (the “Partnership”).

MarkWest Hydrocarbon’s share of net income attributable to MarkWest Energy Partners (net of the eliminating entry for non-controlling interest in net income of consolidated subsidiary) was $3.5 million in the third quarter of 2006, up from $0.6 million in the third quarter of 2005.  For the nine months ended September 30, 2006 the Company’s share was $10.2 million, up from $1.9 million for the same period in 2005.  A key element of MarkWest Hydrocarbon’s activity is the cash distributions it receives on its ownership interest in MarkWest Energy Partners, L.P., which consists of approximately 2.5 million limited partner units, its 2% general partner interest and its incentive distribution rights. MarkWest Hydrocarbon received $5.7 million in distributions in the third quarter of 2006, which represents an 84% increase over the $3.1 million received in the third quarter of 2005.

The Standalone business segment consists of the Company’s natural gas liquid (NGL) marketing activities for our NGL’s extracted primarily at MarkWest Energy Partners Siloam facility; the management of our keep-whole contracts in Appalachia and a wholesale propane marketing business.  For the three months ended September 30, 2006, our Standalone segment reported net income of $10.0 million, an increase of $15.7 million when compared to the $5.7 million of net losses for the same period in 2005.  This result is summarized as follows:

•                  We reported an unrealized gain of $10.3 million for the mark-to-market of our 2006/2007 derivative instruments related to our Standalone operations, compared to none in 2005.  The revaluation of our long-term shrink obligation increased revenue by $1.7 million in the third quarter of 2006 compared to a $7.5 million decrease in 2005, resulting in a $9.2 million positive impact to the quarter-over-quarter comparison. Both of these items are non-cash adjustments.

•                  Our realized frac spread improved significantly compared to the prior year (approximately $0.50 per gallon in 2006 vs. approximately $0.20 per gallon in 2005).  This was slightly offset by a 0.8 million gallon decrease in frac spread sales.  The net effect was a $6.3 million positive impact on segment net income.

•                  Selling, general & administrative expense increased by $3.4 million.  Non-cash compensation expense accounted for $2.4 million of this increase.

•                  Income tax expense increased $8.3 million, which is primarily a function of our 35% tax rate applied to the $23.9 million pre-tax increase in net income.

The Company will host a conference call November 8, 2006, at 2:00 P.M. MST to review its third quarter 2006 earnings.  Interested parties can participate in the call by dialing the following number approximately ten minutes prior to the scheduled start time:  (800) 218-0713.  A replay of the call will be available through November 15, 2006 by dialing (800) 405-2236 and entering the following passcode: 11074131#.  To access the webcast, please visit our website at www.markwest.com.

###

MarkWest Hydrocarbon, Inc. (AMEX: MWP) controls and operates MarkWest Energy Partners, L.P. (AMEX: MWE), a publicly traded limited partnership engaged in the gathering, processing and transmission of natural gas; the transportation, fractionation and storage of natural gas liquids; and the gathering and transportation of crude oil. We also market natural gas and NGLs.

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance and other factors as discussed in our filings with the Securities and Exchange Commission. Among the factors that could cause results to differ materially are those risks discussed in our Form 10-K for the year ended December 31, 2005 as filed with the SEC.

MarkWest Hydrocarbon, Inc.

Statement of Operations

(in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005

Revenues:
Revenues	$183,516	$171,673	$610,985	$451,779
Derivative gain (loss)	22,721	(1,048)	8,406	(1,761)
Total revenue	206,237	170,625	619,391	450,018

Operating expenses:
Purchased product costs	108,220	145,876	406,245	362,929
Facility expenses	14,656	12,082	42,577	32,327
Selling, general and administrative expenses	19,069	7,913	43,506	25,140
Depreciation	8,126	5,025	23,282	14,761
Amortization of intangible assets	4,029	2,098	12,072	6,288
Accretion of asset retirement obligations	24	116	75	137
Total operating expenses	154,124	173,110	527,757	441,582

Income (loss) from operations	52,113	(2,485)	91,634	8,436

Other income (expense):
Earnings (losses) from unconsolidated affiliates	1,067	(999)	3,240	(9)
Interest income	264	271	1,106	841
Interest expense	(9,583)	(4,980)	(31,425)	(13,273)
Amortization of deferred financing costs and original issue discount (a component of interest expense)	(6,121)	(557)	(7,805)	(1,651)
Dividend income	112	101	327	289
Miscellaneous income	3,978	65	7,737	300
Income (loss) before non-controlling interest in net income of consolidated subsidiary and income taxes	41,830	(8,584)	64,814	(5,067)

Income tax benefit (expense)
Current	(3,283)	—	(2,854)	—
Deferred	(2,105)	2,868	(3,001)	2,900
Income tax benefit (expense)	(5,388)	2,868	(5,855)	2,900

Non-controlling interest in net income of consolidated subsidiary	(26,438)	28	(48,255)	(3,591)
Net income (loss)	$10,004	$(5,688)	$10,704	$(5,758)

Net income (loss) per share:
Basic	$0.84	$(0.48)	$0.90	$(0.49)
Diluted	$0.83	$(0.48)	$0.89	$(0.49)

Weighted average number of outstanding shares of common stock (December 31, 2005 adjusted to reflect May 23, 2006 Stock Dividend:)
Basic	11,956	11,872	11,933	11,859
Diluted	12,015	11,872	12,021	11,859

MarkWest Hydrocarbon, Inc.

Segment Income (Loss)

(in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Three months ended September 30, 2006:
Revenues:
Revenue	$53,223	$149,987	$(19,694)	$183,516
Derivative gain	10,051	12,670	—	22,721
Total revenue	63,274	162,657	(19,694)	206,237

Purchased product costs	40,150	81,816	(13,746)	108,220
Facility expenses	5,099	15,505	(5,948)	14,656
Selling, general and administrative expenses	5,991	13,078	—	19,069
Depreciation	221	7,905	—	8,126
Amortization of intangible assets	—	4,029	—	4,029
Accretion of asset retirement and lease obligations	—	24	—	24
Income from operations	11,813	40,300	—	52,113

Other income (expense):
Earnings from unconsolidated affiliates	—	1,067	—	1,067
Interest income	34	230	—	264
Interest expense	(60)	(9,523)	—	(9,583)
Amortization of deferred financing costs and original issue discount (a component of interest expense)	(55)	(6,066)	—	(6,121)
Dividend income	112	—	—	112
Miscellaneous income	8	3,970	—	3,978
Income before non-controlling interest in net income of consolidated subsidiary and income taxes	11,852	29,978	—	41,830
Income tax expense	(5,388)	—	—	(5,388)
Non-controlling interest in net income of consolidated subsidiary	—	—	(26,438)	(26,438)
Interest in net income of consolidated subsidiary	3,540	—	(3,540)	—
Net income	$10,004	$29,978	$(29,978)	$10,004

MarkWest Hydrocarbon, Inc.

Segment Income (Loss)

(in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Three months ended September 30, 2005:
Revenues:
Revenue	$56,859	$130,835	$(16,021)	$171,673
Derivative loss	(781)	(267)	—	(1,048)
Total revenue	56,078	130,568	(16,021)	170,625

Purchased product costs	57,789	98,874	(10,787)	145,876
Facility expenses	4,802	12,514	(5,234)	12,082
Selling, general and administrative expenses	2,591	5,322	—	7,913
Depreciation	254	4,771	—	5,025
Amortization of intangible assets	—	2,098	—	2,098
Accretion of asset retirement and lease obligations	(1)	117	—	116
Income (loss) from operations	(9,357)	6,872	—	(2,485)

Other income (expense):
Losses from unconsolidated affiliates	—	(999)	—	(999)
Interest income	191	80	—	271
Interest expense	(30)	(4,950)	—	(4,980)
Amortization of deferred financing costs and original issue discount (a component of interest expense)	(61)	(496)	—	(557)
Dividend income	101	—	—	101
Miscellaneous income	47	18	—	65
Income (loss) before non-controlling interest in net income of consolidated subsidiary and income taxes	(9,109)	525	—	(8,584)
Income tax benefit	2,868	—	—	2,868
Non-controlling interest in net income of consolidated subsidiary	—	77	(49)	28
Interest in net income of consolidated subsidiary	553	—	(553)	—
Net income (loss)	$(5,688)	$602	$(602)	$(5,688)

MarkWest Hydrocarbon, Inc.

Segment Income (Loss)

(in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Nine months ended September 30, 2006:
Revenues:
Revenue	$217,503	$448,770	$(55,288)	$610,985
Derivative gain	2,397	6,009	—	8,406
Total revenue	219,900	454,779	(55,288)	619,391

Purchased product costs	184,781	258,791	(37,327)	406,245
Facility expenses	15,574	44,964	(17,961)	42,577
Selling, general and administrative expenses	13,102	30,404	—	43,506
Depreciation	820	22,462	—	23,282
Amortization of intangible assets	—	12,072	—	12,072
Accretion of asset retirement and lease obligations	—	75	—	75
Income from operations	5,623	86,011	—	91,634

Other income (expense):
Earnings from unconsolidated affiliates	—	3,240	—	3,240
Interest income	397	709	—	1,106
Interest expense	(212)	(31,213)	—	(31,425)
Amortization of deferred financing costs and original issue discount (a component of interest expense)	(105)	(7,700)	—	(7,805)
Dividend income	327	—	—	327
Miscellaneous income	160	7,577	—	7,737
Income before non-controlling interest in net income of consolidated subsidiary and income taxes	6,190	58,624	—	64,814
Income tax benefit (expense)	(5,719)	(679)	543	(5,855)
Non-controlling interest in net income of consolidated subsidiary	—	—	(48,255)	(48,255)
Interest in net income of consolidated subsidiary	10,233	—	(10,233)	—
Net income	$10,704	$57,945	$(57,945)	$10,704

MarkWest Hydrocarbon, Inc.

Segment Income (Loss)

(in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Nine months ended September 30, 2005:
Revenues:
Revenue	$174,733	$323,579	$(46,533)	$451,779
Derivative losses	(1,347)	(414)	—	(1,761)
Total revenue	173,386	323,165	(46,533)	450,018

Purchased product costs	159,340	233,521	(29,932)	362,929
Facility expenses	15,723	33,205	(16,601)	32,327
Selling, general and administrative expenses	8,653	16,487	—	25,140
Depreciation	1,088	13,673	—	14,761
Amortization of intangible assets	—	6,288	—	6,288
Accretion of asset retirement and lease obligations	1	136	—	137
Income (loss) from operations	(11,419)	19,855	—	8,436

Other income (expense):
Losses from unconsolidated affiliates	—	(9)	—	(9)
Interest income	631	210	—	841
Interest expense	(91)	(13,182)	—	(13,273)
Amortization of deferred financing costs and original issue discount (a component of interest expense)	(183)	(1,468)	—	(1,651)
Dividend income	289	—	—	289
Miscellaneous income	244	56	—	300
Income (loss) before non-controlling interest in net income of consolidated subsidiary and income taxes	(10,529)	5,462	—	(5,067)
Income tax benefit	2,900	—	—	2,900
Non-controlling interest in net income of consolidated subsidiary	—	76	(3,667)	(3,591)
Interest in net income of consolidated subsidiary	1,871	—	(1,871)	—
Net income (loss)	$(5,758)	$5,538	$(5,538)	$(5,758)

MarkWest Hydrocarbon, Inc.

Segment Balance Sheet

(in thousands)

	September 30, 2006
	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$6,201	$30,599	$—	$36,800
Marketable securities	7,056	—	—	7,056
Receivables	13,454	86,485	(5,862)	94,077
Inventories	42,306	3,993	—	46,299
Fair value of derivative instruments	4,329	5,947	—	10,276
Other current assets	9,077	4,344	—	13,421
Total current assets	82,423	131,368	(5,862)	207,929

Property, plant and equipment, net	2,940	514,819	—	517,759
Investment in and advances to other equity investee	13,170	59,596	(13,170)	59,596
Fair value of derivative instruments	—	3,236	—	3,236
Other long term assets	3,087	352,955	—	356,042
Total assets	$101,620	$1,061,974	$(19,032)	$1,144,562

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$25,399	$122,928	$(5,862)	$142,465
Fair value of derivative instruments	1,677	1,724	—	3,401
Deferred income taxes	627	—	—	627
Total current liabilities	27,703	124,652	(5,862)	146,493

Long-term debt	—	479,654	—	479,654
Deferred income taxes	6,352	679	(543)	6,488
Non-controlling interest in consolidated subsidiary	710	—	442,596	443,306
Fair value of derivative instruments	—	522	—	522
Other long-term liabilities	21,460	1,244	—	22,704
Total liabilities	56,225	606,751	436,191	1,099,167

Total stockholders’ equity	45,395	455,223	(455,223)	45,395
Total liabilities and stockholders’ equity	$101,620	$1,061,974	$(19,032)	$1,144,562

MarkWest Hydrocarbon, Inc.

Segment Balance Sheet

(in thousands)

	December 31, 2005
	MarkWest	MarkWest
	Hydrocarbon	Energy	Eliminating
	Standalone	Partners	Entries	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$863	$20,105	$—	$20,968
Marketable securities	6,070	—	—	6,070
Receivables	38,922	117,978	(11,361)	145,539
Inventories	37,513	3,554	—	30,500
Other	9,453	6,861	—	26,881
Total current assets	92,821	148,498	(11,361)	229,958

Property, plant and equipment, net	1,737	492,961		494,698
Investment in and advances to other equity investee	6,668	182	(6,668)	182
Other assets	3,014	404,452	—	407,466
Total assets	$104,240	$1,046,093	$(18,029)	$1,132,304

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$43,247	$133,088	$(11,361)	$164,974
Fair value of derivative instruments	—	728	—	728
Deferred income taxes	362	—	—	362
Current portion of long term debt	—	2,738	—	2,738
Total current liabilities	43,609	136,554	(11,361)	168,802

Long-term debt	7,500	601,262	—	608,762
Non-controlling interest in consolidated subsidiary	508	—	300,507	301,015
Other long-term liabilities	12,641	1,102	—	13,743
Total liabilities	64,258	738,918	289,146	1,092,322

Total stockholders’ equity	39,982	307,175	(307,175)	39,982
Total liabilities and stockholders’ equity	$104,240	$1,046,093	$(18,029)	$1,132,304

MarkWest Hydrocarbon, Inc.

Operating Statistics

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
MarkWest Hydrocarbon Standalone:
Marketing
Hydrocarbon frac spread sales (gallons)	22,103,000	22,871,000	80,615,000	85,433,000
Maytown sales (gallons)	11,275,000	10,132,000	32,226,000	31,051,000
Total NGL product sales (gallons)(1)	33,378,000	33,003,000	112,841,000	116,484,000

Wholesale
NGL product sales (gallons)(1)	4,052,000	14,815,000	39,115,000	41,574,000

MarkWest Energy Partners:
Southwest:
East Texas (2)
Gathering systems throughput (Mcf/d)	393,000	330,000	371,000	313,000
NGL product sales (gallons)	42,015,000	38,362,000	117,912,000	88,958,000

Oklahoma
Foss Lake gathering systems throughput (Mcf/d)	86,000	81,000	86,000	73,000
Arapaho NGL product sales (gallons)	19,553,000	14,506,000	57,586,000	46,180,000

Other
Appleby gathering systems throughput (Mcf/d)	34,000	38,000	34,000	33,000
Other gathering systems throughput (Mcf/d)	18,000	16,000	20,000	16,000
Lateral throughput volumes (Mcf/d)(3)	111,000	126,000	84,000	90,000

Appalachia:
Natural gas processed for a fee (Mcf/d)(4)	198,000	188,000	200,000	197,000
NGLs fractionated for a fee (Gal/day)	453,000	396,000	451,000	426,000
NGL product sales (gallons)	11,275,000	10,132,000	32,226,000	31,051,000

Michigan:
Natural gas processed for a fee (Mcf/d)	7,300	6,500	6,500	6,700
NGL product sales (gallons)	1,501,000	1,391,000	4,344,000	4,447,000
Crude oil transported for a fee (Bbl/d)	14,600	14,100	14,600	14,100

Gulf Coast:(5)
Natural gas processed for a fee (Mcf/d)	125,000	NA	125,000	NA
NGLs fractionated for a fee (Gal/day)	1,097,000	NA	1,090,000	NA